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                                                                  EXHIBIT 10.2

                           INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT is entered into as of this _____ day of _________, 1999, by and between Hospitality Design & Supply, Inc., a Delaware corporation, (the "Company"), and _____________ ("Indemnitee").

                                    RECITALS
                                    --------

          A. The Company is aware that because of the increased exposure to litigation costs, talented and experienced persons are increasingly reluctant to serve or continue serving as directors and officers of corporations unless they are protected by comprehensive liability insurance and indemnification.

          B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate guidance regarding the proper course of action.

          C. The Company believes that it is fair and proper to protect the Company's directors and certain of its officers, from the risk and judgments, settlements and other expenses which may occur as a result of their service to the Company, even in cases in which such persons received no personal profit or were not otherwise culpable.

          D. The Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, the Company should contractually indemnify its officers and directors, in connection with claims against such officers and directors in connection with their services to the Company, and has further concluded that the failure to provide such contractual indemnification could be detrimental to the Company, and its stockholders.

          NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

          1.   Definitions:
               -----------

     (a)            Agent.  "Agent" means any person who is or was a director,
                    -----
               officer, fiduciary employee or other agent of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of, the Company as a director, officer, employee or agent of another entity or enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Company, or was a director, officer, employee or Agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

     (b)            Expenses.  "Expenses" means all direct and indirect costs
                    --------
               of any type or nature whatsoever including, without limitation:
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               (i)         Any expense, liability, or loss, including
                      attorneys' fees and costs, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement;

               (ii)        Any interest, assessments, or other charges imposed
                      on any of the items in part (i) of this subsection (b);
                      and

               (iii)       Any federal, state, local, or foreign taxes imposed
                      as a result of the actual or deemed receipt of any payments under this Agreement paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any proceeding relating to any indemnifiable event; provided, however,
                                                           --------  -------
                      that in calculating any "taxes imposed" within the meaning of this subsection (b)(iii), there shall be taken into account whether and to what extent any Expense for which indemnification is sought gave, or will give, rise to a tax benefit, deduction or any other reduction of income in any, including any future, taxable period.

     (c)              Proceeding.  "Proceeding" means any threatened, pending,
                      ----------
               or completed claim, suit or action, whether civil, criminal, administrative, investigative or otherwise.

            2.   Maintenance of Liability Insurance.
                 ----------------------------------

     (a) The Company hereby covenants and agrees with Indemnitee that, subject to Section (b), the Company shall obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts as the Board of Directors shall determine from established and reputable insurers, but no less than the amounts in effect upon initial procurement of the D&O Insurance. In all policies of D&O Insurance, Indemnitee shall be named as an insured and such policies shall require (provided that the insurer is willing to include such requirement without charge or for a commercially reasonable premium or surcharge) the insurer to provide Indemnitee with thirty days advance written notice of a policy change or cancellation.

     (b) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that the premium costs for such insurance are (i) disproportionate to the amount of coverage provided after giving effect to exclusions, and (ii)
                                                           ---
               substantially more burdensome to the Company than the premiums charged to the Company for its initial D&O Insurance.

            3.   Mandatory Indemnification.  The Company shall defend, indemnify
                 -------------------------
and hold harmless Indemnitee:

     (a)            Third Party Actions.  If Indemnitee is a person who was or
                    -------------------
               is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was or is

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               claimed to be an Agent, or by reason of anything done or not done by Indemnitee in any such capacity, or by reason of the fact that Indemnitee personally guaranteed any obligation of the Company at any time, against any and all Expenses and liabilities or any type whatsoever (including, but not limited to, legal fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by such person in connection with the investigation, defense, settlement or appeal of such proceeding, so long as the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or Proceeding, had no reasonable cause to believe such person's conduct was unlawful.

     (b)            Derivative Actions.  If Indemnitee is a person who was or
                    ------------------
               is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that Indemnitee is or was an Agent, or by reason of anything done or not done by Indemnitee in any such capacity, against any amounts paid in settlement of any such Proceeding, and all other Expenses incurred by such person in connection with the investigation, defense, settlement or appeal of such Proceeding so long as the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made, and Indemnitee shall repay all amounts previously advanced by the Company, in respect of any claim, issue or matter for which such person is judged in a final, non-appealable decision to be liable to the Company by a court of competent jurisdiction due to willful misconduct in the performance of such person's duties to the Company, unless and only to the extent that the court in which such Proceeding was brought shall determine that Indemnitee is fairly and reasonably entitled to indemnity.

     (c)            Actions Where Indemnitee is Deceased.  If Indemnitee is a
                    ------------------------------------
               person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that Indemnitee is or was an Agent, or by reason of anything done or not done by Indemnitee in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, the Indemnitee shall die, then the Company shall defend, indemnify and hold harmless the estate, heirs and legatees of the Indemnitee against any and all Expenses and liabilities incurred by or for such persons or entities in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for the Indemnitee in Sections 3(a) and 3(b) above.

          The Expenses and liabilities covered hereby shall be net of any payments by D&O Insurance carriers or others, but if such payments are revocable and recouped in whole or in part by the carriers or others, the Expenses and liabilities covered hereby shall be increased by the amount so recouped.

          4.   Partial Indemnification.  If Indemnitee is found under Section
               -----------------------
3(b), 6 or 9 hereof not to be entitled to indemnification for all of the Expenses relating to a Proceeding, the

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Company shall indemnify the Indemnitee for any portion of such Expenses not specifically precluded by the operation of such Section 3(b), 6 or 9.

          5.   Indemnification Procedures; Mandatory Advancement of Expenses.
               -------------------------------------------------------------

     (a) Promptly after receipt by Indemnitee of notice to him or her of the commencement or threat of any Proceeding covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder.

     (b)            If, at the time of the receipt of a notice pursuant to
               Section 5(a) above, the Company has D&O Insurance in effect, the Company shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Indemnitee shall be entitled to retain one or more counsel from time to time selected by him or her in such person's sole discretion to act as his or her counsel in and for the investigation, defense, settlement or appeal of each Proceeding.

     (d) The Company shall bear all fees and Expenses (including invoices for advance retainers) of such counsel, and all fees and Expenses invoiced by other persons or entities, in connection with the investigation, defense, settlement or appeal of each such Proceeding. Such fees and Expenses are referred to herein as "Covered Expenses."

     (e) Until a determination to the contrary under Section 6 hereof is made, the Company shall advance all Covered Expenses in connection with each Proceeding. If required by law, as a condition to such advances, Indemnitee shall, at the request of the Company, agree to repay such amounts advanced if it shall ultimately be determined by a final order of a court that Indemnitee is not entitled to be indemnified by the Company by the terms hereof or under applicable law.

     (f) Each advance to be made hereunder shall be paid by the Company to Indemnitee within 10 days following delivery of a written request therefor by Indemnitee to the Company.

     (g) The Company acknowledges the potentially severe damage to Indemnitee should the Company fail timely to make such advances to Indemnitee.

          6.   Determination of Right to Indemnification.
               -----------------------------------------

     (a) To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, claim, issue or matter covered hereby, Indemnitee

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               need not repay any of the Expenses advanced in connection with the investigation, defense or appeal of such Proceeding.

     (b) If Section 6(a) is inapplicable, the Company shall remain obligated to indemnify Indemnitee, and Indemnitee need not repay Expenses previously advanced, unless the Company, by motion before a court of competent jurisdiction, obtains an order for preliminary or permanent relief suspending or denying the obligation to advance or indemnify for Expenses.

     (c) Notwithstanding a determination by a court that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the Court of Chancery of Delaware for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement.

     (d) Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection with any Proceeding under Section 6(b) or 6(c) and against all Expenses incurred by Indemnitee in connection with any other Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

          7.     Certificate of Incorporation and By-Laws.  The Company agrees
                 ----------------------------------------
that the Company's Certificate of Incorporation and Bylaws in effect on the date hereof shall not be amended to reduce, limit, hinder or delay (i) the rights of Indemnitee granted hereby, or (ii) the ability of the Company to indemnify Indemnitee as required hereby. The Company further agrees that it shall exercise the powers granted to it under its Certificate of Incorporation, its Bylaws and by applicable law to indemnify Indemnitee to the fullest extent possible as required hereby.

          8.     Witness Expenses.  The Company agrees to compensate Indemnitee
                 ----------------
for the reasonable value of his or her time spent, and to reimburse Indemnitee for all Expenses (including attorneys' fees and travel costs) incurred by him or her, in connection with being a witness, or if Indemnitee is threatened to be made a witness, with respect to any proceeding, by reason of Indemnitee's serving or having served as an Agent of the Company.

          9.     Exceptions.  Notwithstanding any other provision hereunder to
                 ----------
the contrary, the Company shall not be obligated pursuant to the terms of this
Agreement:

     (a)            Claims Initiated by Indemnitee.  To indemnify or advance
                    ------------------------------
               Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under this Agreement or the provisions of the Company's Certificate of Incorporation or Bylaws unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding were not made in good faith or were frivolous).

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     (b)            Unauthorized Settlements.  To indemnify Indemnitee under
                    ------------------------
               under this Agreement for any amounts paid in settlement of any Proceeding covered hereby without the prior written consent of the Company to such settlement, which consent shall not be unreasonably withheld.

          10.    Additional Indemnification Rights; Nonexclusivity.
                 -------------------------------------------------

     (a)            Scope.  Notwithstanding any provision of this Agreement,
                    -----
               in the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes shall be, ipso facto, within the purview of Indemnitee's rights and
                   ---- -----
               the Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     (b)            Nonexclusivity.  The indemnification by this Agreement
                    --------------
               shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

          11.  Continuation After Term.  Indemnitee's rights hereunder shall
               -----------------------
continue after the Indemnitee has ceased acting as a director or Agent of the Company and the benefits hereof shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

          12.  Interpretation of Agreement.  This Agreement shall be
               ---------------------------
interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

          13.  Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable, provisions of the Agreement shall not in any way be affected or impaired thereby, and to the fullest extent possible, the provisions of this Agreement shall be construed or altered by the court so as to remain enforceable and to provide Indemnitee with as many of the benefits contemplated hereby as are permitted under law.

          14.  Counterparts, Modifications and Waiver.  This Agreement may be
               --------------------------------------
signed in counterparts. This Agreement constitutes a separate Agreement between the Company and Indemnitee and may be supplemented or amended as to Indemnitee only by a written instrument

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signed by the Company and Indemnitee, with such amendment binding only the
Company and Indemnitee. All waivers must be in a written document signed by the party to be charged. No waiver of any of the provisions of this Agreement shall be imposed by the conduct of the parties. A waiver of any right hereunder shall not constitute a waiver of any other right hereunder.

          15.  Notices.  All notices, demands, consents, requests, approvals
               -------
and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or when refused), or if sent by a courier freight prepaid (effective upon receipt or when refused), in the case of the Company, at the address listed below, and in the case of Indemnitee, at Indemnitee's address of record at the office of the Company, or to such other addresses as the parties may notify each other in writing.

To Company:         Hospitality Design & Supply, Inc.
                    P. O. Box 5016
                    Culver City, CA  90231
                    Attn:  Roger M. Laverty, Chief Executive Officer

With a copy to:     Daniel J. Winnike, Esq.
                    Howard, Rice, Nemerovski, Canady,
                    Falk & Rabkin, A Professional Corporation
                    Three Embarcadero Center, 7th Floor
                    San Francisco, CA  94111

          To Indemnitee: At the Indemnitee's residence address on the records of the Company from time to time.

With a copy to:

          16.  Evidence of Coverage.  Upon request by Indemnitee, the Company
               --------------------
shall provide evidence of the liability insurance coverage required by this Agreement. The Company shall notify Indemnitee thirty days in advance of any change in the Company's D&O Insurance coverage.

          17.  Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the internal laws of the State of Delaware.

          18.  Attorneys' Fees.  In the event that any action is instituted
               ---------------
by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction expressly determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. in the event of an action instituted by or in the name of the Company under this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court of competent jurisdiction expressly determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

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          IN WITNESS WHEREOF, the parties hereto have entered into this
Indemnification Agreement effective as of the date first above written.

                                        HOSPITALITY DESIGN & SUPPLY, INC.



                                        By: ____________________________________
                                        Title: _________________________________

                                        INDEMNITEE:



                                        ________________________________________

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